CONVERTIBLE SENIOR NOTES	12 Months Ended
Dec. 31, 2011
CONVERTIBLE SENIOR NOTES
(15)	CONVERTIBLE SENIOR NOTES

On April 15, 2008, the Company sold an aggregate principal amount of US$400,000 4.75% Convertible Senior Notes due 2013 (the “Convertible Senior Notes” or “Existing Note”) to Morgan Stanley & Co International plc, UBS AG, J.P. Morgan Securities Inc., Needham & Company, LLC, Cowen and Company, LLC and Lazard Capital Markets LLC (the “Initial Purchasers”). The net proceeds from the offering, after deducting offering expenses, were approximately US$388,743. The Convertible Senior Notes bear interest at a rate of 4.75% per annum payable semi-annually in arrears on April 15 and October 15 of each year beginning on October 15, 2008. The Convertible Senior Notes mature on April 15, 2013 (“maturity date”).

The Convertible Senior Notes are convertible at any time prior to (and including) the third business day preceding the maturity date into the American Depositary Shares, or ADSs of the Company, based on an initial conversion rate of 25.4534 ADSs per US$1 principal amount of Convertible Senior Notes (which represents an initial conversion price of approximately US$39.29 per ADS), subject to adjustments as defined in the Convertible Senior Notes Agreement (the “Agreement”). In no event will the conversion rate for the notes exceed 31.8167 ADSs shares per US$1 principal amount.

Upon conversion of the Convertible Senior Notes, in lieu of deliver of ADSs, the Company may elect to deliver cash or a combination of cash and ADSs.

If a fundamental change, as defined in the Agreement, occurs, the holders of the Convertible Senior Notes may require the Company to repurchase all or a portion of their Convertible Senior Notes, in integral multiples of US$1, at a repurchase price in cash equal to 100% of the principal amount plus accrued and unpaid interest to, but excluding, the repurchase date.

The Convertible Senior Notes could not be redeemed prior to April 15, 2011. At any time on or after April 15, 2011, the Company may, at its option, redeem the Convertible Senior Notes, in whole or in part from time to time, in integral multiples of US$1, at a redemption price in cash equal to 100% of the principal amount plus any accrued and unpaid interest to, but excluding, the redemption date, provided that the closing sale price of the Company’s ADSs for at least 20 trading days in the 30 consecutive trading day period ending on the date one trading day prior to the date of the notice of redemption is greater than 130% of the conversion price of the notes on the date of such notice.

On April 15, 2011, holders of the Convertible Senior Notes could have required the Company to repurchase all or a portion their Convertible Senior Notes, in integral multiples of US$1, at a price in cash equal to 100% of the principal amount plus any accrued and unpaid interest to, but excluding, the repurchase date, subject to certain additional conditions, as defined in the Agreements.

The Convertible Senior Notes are unsecured, and are effectively subordinated to all of the Company’s existing and future secured indebtedness to the extent of the assets securing such indebtedness, and are structurally subordinated to all liabilities of our subsidiaries, including trade payables.

Pursuant to the registration rights agreement dated April 15, 2008, the Company is required to file with the SEC a shelf registration statement that would cover the resale of the Convertible Senior Notes, the underlying ordinary shares and the underlying ADSs, cause the shelf registration statement to become effective and keep it continuously effective under the U.S. Securities Act within a specified period. If the Company fails to do so, the Company is required to pay additional interest while there is a continuing registration default at a rate per annum equal to 0.25% for the 90-day period beginning on (and including) the date of the registration default events, and thereafter at a rate per annum equal to 0.50%, of the aggregate principal amount of the applicable Convertible Senior Notes, payable semi-annually on April 15 and October 15 of each year, until the cessation of the registration default events. This additional interest would be required to be paid in cash. The maximum amount of additional interest expense the Company would incur would be approximately US$9 million through the maturity of the Convertible Senior Notes. The Company filed the required shelf registration statement and caused it to become effective under the U.S. Securities Act on September 30, 2008. Management currently believes that it is not probable the Company will be required to incur any additional interest for failing to keep the shelf registration statement continuously effective within the period as specified in the registration rights agreement.

The convertible senior notes agreement does not contain any financial covenants or other significant restrictions.

The Company separated the 4.75% convertible senior notes into a liability component and an equity component. The carrying amount of the liability component was calculated by measuring the fair value of a similar liability (including any embedded features other than the conversion option) that does not have an associated equity component. The carrying amount of the equity component representing the embedded conversion option was determined by deducting the fair value of the liability component from the initial proceeds ascribed to the 4.75% convertible senior notes as a whole. The excess of the principal amount of the liability component over its carrying amount is amortized to interest expense over the expected life of a similar liability that does not have an associated equity component using the effective interest method. The equity component is not remeasured as long as it continues to meet the conditions for equity classification.

Issuance and transaction costs incurred at the time of the issuance of the 4.75% convertible senior notes with third parties are allocated to the liability and equity components in proportion to the allocation of proceeds and accounted for as debt issuance costs and equity issuance costs, respectively.

During the year ending December 31, 2010, the Group repurchased US$8,000 aggregate principal amount of Convertible Senior Notes for a total cash consideration of US$7,719. Debt issuance costs and debt discount totalling US$88 were written off along with the repurchase transaction. A gain of US$193 on the repurchase was recorded in other income.

In December 2010, the Company completed an exchange of certain Existing Notes with Notes in an aggregate principal amount of US$31.9 million (“the New Notes”). The only material difference between the New Notes and Existing Notes is the absence in the New Notes of the provisions contained in the Existing Notes that allowed the holder of the Existing Notes to require the Company to repurchase all or a portion of their Existing Notes on April 15, 2011. The Company determined that the New Notes are not substantially different from the Existing Notes and the exchange is accounted for as modification of Existing Notes.

In March, May and September 2011, the Group repurchased US$5,400, US$200 and US$10,832 aggregate principal amount of Convertible Senior Notes for a total cash consideration of US$5,397, US$200 and US$7,393 respectively. Debt issuance costs and debt discount totaled US$7, US$ nil and US$850 were written-off along with the repurchase transactions. A gain of US$2,585 on the repurchase was recorded in other income.

On April 15, 2011, certain holders of the outstanding Convertible Senior Notes exercised the put option and the Company redeemed an aggregate principal amount of $351,775 of their Convertible Senior Notes.

The 4.75% convertible senior notes consisted of the following as of December 31, 2010 and 2011:

	December 31, 2010	December 31, 2011
Equity component (1)	17,774	17,774

Liability component:
Principal	392,000	23,793
Less: debt discount, net (2)	(1,897)	(60)

Net carrying amount	390,103	23,733

– Current (3)	355,445	0
– Non-current (4)	34,658	23,733

(1)	Included in the consolidated balance sheets within additional paid-in capital.
(2)	Included in the consolidated balance sheets within convertible senior notes and is amortized over the remaining life of the 4.75% convertible senior notes.
(3)	Consisted of convertible senior notes that were repurchased by the Company in March and April 2011.
(4)	Consisted of convertible senior notes of which their holders either accepted the exchange offer in December 2010 or did not exercise the put option on April 15, 2011.

Debt issuance costs and debt discount are amortized as interest expense using the effective interest rate method through the earliest date the holders of the Convertible Senior Notes can demand payments.

As of December 31, 2011, the remaining lives of the 4.75% convertible senior notes are 1.29 years.

The following table set forth total interest expense recognized related to the 4.75% convertible senior notes during the years ended December 31, 2009, 2010 and 2011, respectively:

	December 31, 2009	December 31, 2010	December 31, 2011
Contractual interest incurred	19,000	18,925	6,551
Amortization of debt issuance costs	3,499	3,764	2,196
Amortization of debt discount	5,957	6,409	1,795

Total interest incurred	28,456	29,098	10,542

Effective interest rate of the liability component	7.64%	7.64%	10.37%